Exhibit 99

News Release

Silicon Labs to Expand Leading IoT Wireless Platform with Acquisition of Redpine Signals’ Connectivity Business

•	Silicon Labs to pay $308 million in cash to acquire Redpine Signals’ Wi-Fi® and Bluetooth® assets, development center in India and extensive patent portfolio

•	Adds approximately $20 million of revenue on an annualized basis for FY2020

•	Enhances IoT revenue growth rate at comparable gross margin

•	Accretive to earnings per share on a non-GAAP basis in 2H 2021

AUSTIN, Texas and SAN JOSE, California, March 12, 2020 /PRNewswire/ -- Silicon Labs (NASDAQ: SLAB) announced that it has entered into a definitive asset purchase agreement with Redpine Signals to acquire the company’s Wi-Fi and Bluetooth business, development center in Hyderabad, India, and extensive patent portfolio for $308 million in cash.

“The acquisition of Redpine Signals’ ultra-low-power Wi-Fi and Bluetooth products and extensive intellectual property portfolio will expand our leadership in IoT wireless technology,” said Tyson Tuttle, CEO of Silicon Labs. “The addition of these products into our worldwide sales and distribution network will drive further momentum in the smart home, industrial IoT and commercial markets for customers who want to get to market quickly with Wi-Fi enabled connected devices.”

Wi-Fi 6 (802.11ax) is an important evolution of the Wi-Fi standard to meet the low power, performance, security and interoperability requirements needed in environments with hundreds or thousands of connected IoT devices. The integration of the Redpine Signals technology will accelerate Silicon Labs’ roadmap for Wi-Fi 6 silicon, software and solutions. The acquisition also includes Bluetooth Classic IP (including Extended Data Rate) for audio applications including wearables, hearables, voice assistants and smart speakers.

The Redpine Signals acquisition includes an at-scale design center with approximately 200 employees in Hyderabad, India. The addition of Redpine’s multidisciplinary and high-performing team will help Silicon Labs scale R&D faster and more efficiently in one of the most talent-rich locations in India.

“My team is excited to join Silicon Labs to help build a smarter, more connected world,” said Venkat Mattela, founder and CEO of Redpine Signals. “Backed by two decades of advanced research in OFDM and MIMO systems, Redpine has created highly-differentiated, low-power multiprotocol SoCs. Going forward, low-power Wi-Fi 6 is a key wireless technology for connectivity in IoT devices.”

Silicon Labs expects the transaction to add approximately $20 million in incremental revenue on an annualized basis for FY2020, to enhance its IoT revenue growth rate at comparable gross margin, and to be accretive to earnings per share on a non-GAAP basis in 2H 2021. The transaction will add approximately $15 million of non-GAAP operating expenses on an annualized basis.

The boards of directors of both companies and the stockholders of Redpine Signals have approved the transaction, which is expected to close in the second quarter of 2020 subject to customary closing conditions. J.P. Morgan Securities LLC served as exclusive financial advisor to Redpine Signals.

Conference Call

In lieu of a conference call, Silicon Labs will address questions regarding its acquisition of Redpine Signals’ connectivity business at its March 12 Analyst Day, from 9 am to 1 pm CT. The event and accompanying presentation will be webcast live from the Investor Relations section of the company website at silabs.com/investor. The replay will be available for three months.

Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leading provider of silicon, software and solutions for a smarter, more connected world. Our award-winning technologies are shaping the future of the Internet of Things, Internet infrastructure, industrial automation, consumer and automotive markets. Our world-class engineering team creates products focused on performance, energy savings, connectivity and simplicity. silabs.com

Redpine Signals

Redpine Signals, Inc., is a global semiconductor and system solutions company founded in 2001 and headquartered in San Jose, California. It is focused on innovative development of ultra-low power and high-performance wireless and MCU products for next-generation IoT, wearable, home automation, medical, industrial and automotive applications.

Non-GAAP Financial Measures

In addition to GAAP reporting, Silicon Labs provides investors with certain information on a non-GAAP basis, including anticipated accretion and operating expenses. This non-GAAP information excludes stock compensation, amortization of acquired intangible assets, non-cash interest expense on convertible notes, and certain other items acquisition-related intangibles. Management does not believe that the excluded items are reflective of the Company's underlying performance. The exclusion of these and other similar items from Silicon Labs' non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Silicon Labs believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Silicon Labs is not readily able to reconcile the projected accretion information provided herein to a GAAP calculation thereof because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Silicon Labs ("Silicon Labs") and its proposed acquisition (the "Acquisition") of the Wi-Fi® and Bluetooth® business (the “Business”) from Redpine Signals and related matters. These statements include, but are not limited to, statements that address Silicon Labs' expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Silicon Labs products, (vi) the impact of the Acquisition on non-GAAP EPS and operating expenses , (vi) other information relating to the Acquisition and (vii) other statements identified by words such as "will", "expect", "intends", "believe", "anticipate", "estimate", "should", "intend", "plan", "potential", "predict" "project", "aim", and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Silicon Labs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of the Business and Silicon Labs; (5) the ability of the Business and Silicon Labs to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) Silicon Labs' ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the Business into Silicon Labs' existing businesses; and (10) legislative, regulatory and economic developments.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with Silicon Labs' filings with the Securities and Exchange Commission ("SEC"), which you may obtain for free at the SEC's website at sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Silicon Labs does not undertake an obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note to editors: Silicon Labs, Silicon Laboratories, the "S" symbol, the Silicon Laboratories logo and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

Contact Silicon Labs

Investor Relations: Jalene Hoover, +1-512-751-6526, jalene.hoover@silabs.com

Public Relations: Dale Weisman, +1-512-532-5871, pr@silabs.com